UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
___________________________

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Immuneering Corporation
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Your **Vote** Counts!

IMMUNEERING CORPORATION

2023 Annual Meeting

Vote by June 13, 2023

11:59 PM ET

Immuneering

IMMUNEERING CORPORATION
245 MAIN STREET, SECOND FLOOR
CAMBRIDGE, MA 02142

You invested in IMMUNEERING CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 14, 2023
11:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/IMRX2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Peter Feinberg 02) Laurie B. Keating	For
2.	Ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.	For

NOTE: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

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